LOAN MODIFICATION AGREEMENT

     This LOAN MODIFICATION AGREEMENT (the "Modification Agreement") is made, entered into and effective as of the 20th day of November, 2000, by and among CR Resorts Cancun, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital ("CR Cancun"), CR Resorts Los Cabos, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital ("CR Cabos"), CR Resorts Puerto Vallarta, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital ("CR Puerto Vallarta"), Corporacion Mexitur,
S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital ("Mexitur"), CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital and CR Resorts Puerto Vallarta Timeshare Trust
S. de R.L. de C.V. a Mexican limited responsibility corporation with variable capital (collectively, jointly and severally, the "Borrower"); Raintree Resorts International, Inc., a Nevada corporation ("Guarantor"), and TEXTRON FINANCIAL CORPORATION, a Delaware corporation ("Lender").


                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Borrower, the Guarantor, and Lender are parties to that certain Loan and Security Agreement dated as of November 23, 1999 (the "Loan Agreement"), pursuant to which Lender agreed to make a loan to Borrower in the maximum principal amount at any time of US$10,000,000, to be guaranteed by the Guarantor, all pursuant to the terms, provisions, and conditions set forth in the Loan Agreement and the other Loan Documents, as such term is defined in the Loan Agreement (the "Loan"); and

     WHEREAS, the Loan consists of a note receivable component in the original principal amount of up to US$10,000,000; and

     WHEREAS, Borrower, the Guarantor, and Lender desire to increase the maximum amount of the Loan, to modify the definition of Eligible Notes Receivable to include Notes Receivable denominated in Mexican Unidades de Inversion ("UDIs"), to incorporate a 50% advance rate against UDI denominated Eligible Notes Receivable, to increase the portfolio limitation against Mexican currency denominated Notes Receivable from 30% to 46%, to extend the Revolving Credit Period, to extend the existing maturity date of the Loan, and otherwise amend the terms, provisions, and conditions of the Loan Agreement in the manner permitted by Section 12.7 thereof.

         NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. Except as otherwise provided herein to the contrary or unless the context otherwise requires, all capitalized terms used in this Modification Agreement shall have the meanings ascribed to them in the Loan Agreement.

     2.   Modification   Closing  Date.   For  purposes  of  this   Modification
          Agreement, "Modification Closing Date" shall mean the effective date of this Modification Agreement.

     3. Modification Commitment Fee. In addition to the Commitment Fee described in Section 1.1(o) of the Loan Agreement, Borrower shall pay Lender an amount (the "Modification Commitment Fee") equal to one percent (1%) of the difference between the previous maximum Loan amount of US$10,000,000 and the modified maximum Loan amount of US$13,000,000 or US$30,000. The entire Modification Commitment Fee has been earned as of the Modification Closing Date and shall be payable to Lender, in immediately available funds, on the Modification Closing Date.

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     4.   Borrowing Base. Section 1.1(h) of the Loan Agreement is hereby deleted in its entirety and replaced by the following:

          (h) Borrowing Base. With respect to Eligible Notes Receivable pledged to Lender in connection with each Advance of the Loan for which at least one monthly payment has been made, an amount equal to the sum of (i) fifty percent (50%) of the aggregate outstanding principal balance of each UDI-denominated Eligible Note Receivable, plus (ii) eighty percent (80%) of the aggregate outstanding principal balance of each Mexican Nuevo Peso-denominated Eligible Note Receivable, plus (iii) eighty-five percent (85%) of the aggregate remaining principal balance of each U.S. Dollar denominated Eligible Note Receivable.

     5.   (Intentionally Omitted).

     6.   Eligible  Notes  Receivable.  Section  1.1(z) of the Loan Agreement is
          hereby     deleted    in    its    entirety    and    replaced    with
          the following:

          (z) Eligible Notes Receivable. Those Pledged Notes Receivable which satisfy each of the following criteria:

               (i) one or more of the entities constituting the Borrower is the sole payee;

               (ii) it arises  from a bona fide sale by  Borrower  of one (1) or more Intervals in one of the Resorts;

               (iii)the  Interval  sale  from  which  it  arises  has  not  been canceled by the Purchaser, any statutory or other applicable cancellation or rescission period has expired and the Interval sale is otherwise in total compliance with the terms and provisions of this Agreement and all of the other Loan Documents;

               (iv) it is secured by a properly  executed  Assignment of Pledged
                    Notes Receivable and a properly executed Interval Lease Contract;

               (v) principal and interest payments on it are payable to the Borrower in legal tender of the United States, provided, however, that (a) up to forty-six percent (46%) by number of all Eligible Notes Receivable may be payable in either Mexican Nuevos Pesos or Mexican UDIs, and (b) up to US$3,000,000 of the aggregate outstanding principal balance of all Eligible Notes Receivable may, at any time, be comprised of Notes Receivable payable in Mexican UDIs;

               (vi) payments of  principal  and  interest on it are due in equal monthly installments (or in such other amounts to cover principal and interest);

               (vii)it shall  have an  original  term of no more than sixty (60)
                    months; provided, however, that up to twenty-five percent (25%) of the aggregate outstanding balance of all Eligible Notes Receivable may, at any time, be comprised of Notes Receivable having an original term of no more than eighty-four (84) months;

               (viii) a cash down payment  and/or other cash  payments have been received from the Purchaser in an amount equal to at least fifteen percent (15%) of the original purchase price of the related Interval,

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
                    and the Purchaser thereafter shall have received no cash or other rebates of any kind which would cause the down payment to be less than fifteen percent (15%) of the total purchase price;

               (ix) no monthly  installment due with respect to the Pledged Note
                    Receivable is more than thirty (30) days contractually past due as of the date of funding of the first Advance with respect to such Pledged Note Receivable, or more than sixty
                    (60) days contractually past due thereafter;

               (x) the weighted average interest rate of all Eligible Notes Receivable payable in legal tender of the United States at any time shall be not less than twelve percent (12.0%) per annum;

               (xi) the weighted  average  interest  rate of all Eligible  Notes
                    Receivable payable in both Mexican Nuevos Pesos and Mexican UDIs at any time shall be not less than eighteen percent (18.0%) per annum;

               (xii)the Purchaser of the related  Interval has immediate  access to a Unit of the type specified in such Purchaser's Interval Lease Contract, which Interval and related Unit have been completed, developed and furnished in accordance with the specifications provided in the Purchaser's Interval Lease Contract, the public offering statement (if any) and the other Timeshare Documents; and the Purchaser has, subject to the terms of the Declaration, Interval Lease Contract and other Timeshare Documents, complete and unrestricted access to the related Interval, Unit, Facilities and the Resorts;

               (xiii) neither  the  Purchaser  of the related  Interval  nor any other maker of the Note Receivable is an Affiliate of, personally related to or employed by Borrower;

               (xiv)the   Purchaser  or  other  obligor  has  no  claim  against
                    Borrower or any Affiliate of Borrower, and no defense, set-off or counterclaim exists with respect to the Note Receivable;

               (xv) the  maximum  outstanding  principal  balance  of such  Note
                    Receivable does not exceed US$25,000.00 (or the equivalent in Mexican Nuevos Pesos or Mexican UDIs at the time of the Advance with respect to such Note Receivable), and total principal balance of all Notes Receivable executed by any one (1) obligor will not exceed US$25,000.00 (or the equivalent in Mexican Nuevos Pesos or Mexican UDIs at the time of the Advance with respect to such Note Receivable), without the prior written approval of Lender;

               (xvi) the Note Receivable is executed by a Mexican resident;

               (xvii) the  original  of the  Note  Receivable  and  all  related consumer documents have been endorsed in the manner prescribed by Lender and delivered to Lender or its approved agent (the "Agent") as provided in this Agreement, and the terms thereof and all instruments related thereto shall comply in all respects with all applicable federal and state statutes, ordinances, rules and regulations;

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
               (xviii) the Unit in which the Interval being financed by the Note
                    Receivable is located shall not be subject to any Lien which has not previously been consented to in writing by Lender other than the Permitted FINOVA Liens;

               (xix)the  form  of  promissory  note,  federal   truth-in-lending
                    disclosure statement, if any, or other applicable disclosure, purchase contract and all other documents and instruments corresponding to the Interval purchase transaction giving rise to such Note Receivable has been approved in advance by Lender in writing;

               (xx) the  Purchaser  (a) is  entitled  to fifty (50)  consecutive years of use (commencing in 1997) in a specific Unit type during a specified season at one of the three locations of the Resorts each year expiring in the year 2047, which right shall be exercised for a seven (7) day period each year for such fifty (50) year term, or (b) is entitled to twenty-five
                    (25) biennual years of use (commencing in 1997) in a specific Unit type during a specified season at one of the three locations of the Resorts expiring in the year 2047, which shall be exercised for a seven (7) day period every alternate year for such term;

               (xxi)the Purchaser may not accelerate  their usage in the Resorts
                    (provided, however, that certain Purchasers may accelerate their usage by a maximum of one (1) week per year, provided that such Purchasers pay all additional maintenance fees and any and all other fees related to such accelerated usage);

               (xxii) the Note  Receivable is  originated in connection  with an
                    Interval Lease Contract and Borrower has provided and/or caused all interest or lienholders which have mortgages encumbering the Resorts or other agreements or amendments to their respective security documents which expressly state to Lender's satisfaction that such interest or lienholder may not disturb the use rights of any Purchaser pursuant to such Purchaser's Interval Lease Contract for so long as Purchaser is not in default pursuant to the terms of such Interval Lease Contract;

               (xxiii) Lender is in  possession of the executed  original  Notes
                    Receivable endorsed by Borrower to Lender, along with the executed original Interval Lease Contracts corresponding to such Notes Receivable;

               (xxiv) the Note  Receivable is  originated  in connection  with a related Interval Lease Contract whereby Land Trustee under a Mexican guaranty trust satisfactory to Lender holds legal title to each of the Resorts on behalf of CR Cabos, CR Cancun, or CR Puerto Vallarta, together with CR Remainder (as to the remainder interest in each of the Resorts commencing under the FINOVA Mortgages in the year 2047) and whereby non-disturbance provisions for the continued use and enjoyment by the Interval Purchasers of the Resorts and Facilities are in a form and substance acceptable to Lender; and

               (xxv)any and all release  payments  required  under the inventory component of the FINOVA Loan pertaining to the Interval related to such Note Receivable, specifically including the "Interval Sales Payment" as such term is defined in the FINOVA Loan Agreement, have been paid in full by Borrower.

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

     7. Guaranty. Guarantor shall, concurrently with the execution and delivery of this Modification Agreement, execute and deliver to Lender an Amended and Restated Payment Guaranty and Subordination Agreement (hereinafter the "Amended Guaranty Agreement"). Said Amended Guaranty Agreement shall replace and supersede in its entirety the original Payment Guaranty and Subordination Agreement dated as of November 23, 1999, executed by Guarantor in favor of Lender. Upon execution and delivery by Guarantor to Lender of the Amended Guaranty Agreement, Lender shall return to the Guarantor the original Payment Guaranty and Subordination Agreement marked "Canceled and Satisfied." In accordance with the foregoing, Section 1.1(qq) of the Loan Agreement is hereby deleted in its entirety and replaced by the following:

          (qq) Guaranty. The Amended and Restated Payment Guaranty and Subordination Agreement dated as of November 20, 2000, executed by Guarantor, and delivered to Lender concurrently with the Modification Agreement. The Guaranty shall be the absolute and unconditional guaranty of payment and performance of the Loan and all amounts secured by or under the Loan Documents, as more fully set forth in this Modification Agreement and in the Loan Agreement.

     8. Loan. Section 1.1(ddd) of the Loan Agreement is hereby deleted in its entirety and replaced by the following:

          (ddd)Loan. The maximum US$13,000,000.00 credit facility, as further described in the Loan Agreement, as modified by the Modification Agreement.

     9.   Note  Receivable   Promissory  Note.  Section  1.1(ooo)  of  the  Loan
          Agreement     is    hereby     deleted    in    its    entirety    and
          replaced by the following:

          (ooo)Note Receivable Promissory Note. The Amended and Restated Note Receivable Promissory Note evidencing the Loan executed and delivered by Borrower and Guarantor to Lender concurrently with the Modification Agreement.

     10. Term. Section 1.1(tttt) of the Loan Agreement is hereby deleted in its entirety and replaced by the following:

          (tttt) Term. A period of seventy-two (72) calendar months from the Closing Date under the Loan Agreement, plus the number of days from the Closing Date to the end of the month in which the Closing Date occurs, therefore expiring on November 30, 2005.

     11. Loan. Section 2.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          2.1 Loan2.1Loan. Except as may be expressly set forth herein to the contrary, all amounts of money set forth herein and in the Loan Documents shall be in U.S. Dollars. Upon the terms and subject to the conditions set forth in this Agreement, as modified by the Modification Agreement, Lender shall advance to Borrower, and Borrower may borrow, repay and reborrow, principal under the Loan to be funded in a series of Advances during the initial full twenty-four (24) month period following the Closing Date (the "Revolving Credit Period") not to exceed an outstanding balance of the lesser of US$13,000,000 or the Borrowing Base. In accordance with the provisions of Section 4.2(c)(v) and Section 4.2(c)(vi) of the Loan Agreement, Advances would be made in increments of at least US$50,000 but not more often than twice a month. As provided in Section 6.11 of the Loan Agreement, the proceeds of the Loan will be disbursed by Lender solely to pay for Loan Costs (as such term is defined in the Commitment), to Borrower for amortization (principal or interest) of mortgage and non-mortgage
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
               debt owed by Borrower or by any Affiliates of Borrower and for sales, marketing, working capital, project development and administrative expenses incurred in the operations for the Resorts, and for future expansion of timeshare development in accordance with plans and projections acceptable to Lender (provided, however, that the use of the proceeds of the Loan for such expansion shall not adversely affect the operations of any of the Resorts).

               The maximum Loan amount (exclusive of accrued but unpaid interest) which may be outstanding at any time under the Loan Agreement, as modified by the Modification Agreement, shall not exceed US$13,000,000.00, and Lender shall have no obligation whatsoever to make any Advance which would cause the aggregate outstanding principal balances of the Loan to exceed US$13,000,000.00. In the event that the proceeds of the Loan and any other amounts required to be paid by Borrower hereunder are insufficient to fully pay all costs as contemplated hereunder such proceeds will be applied, or if the use of the Loan proceeds varies materially (as determined reasonably and in good faith by Lender) from the uses described herein, then Lender shall have no obligation to fund (or continue funding) the Loan or any portion thereof; provided, however, that, Borrower shall be permitted to provide from its own funds an amount sufficient to cover that portion of the Loan proceeds used for uses materially varying from the uses described herein.

     12. Note Maturity Date. Section 2.3(b) of the Loan Agreement is hereby deleted in its entirety and replaced by the following:

          (b) Final Payment. The entire outstanding principal balance of the Loan, together with all other Obligations, shall be paid in full on or before the first day of the seventy-second (72nd) month following the end of the month in which the Closing Date under the Loan Agreement occurs (the "Note Maturity Date").

     13. Cross-Collateralization and Default. Section 3.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          3.7 Cross-Collateralization and Default 3.7 Cross-Collateralization and Default. The Collateral shall secure all of the Obligations. All Liens, pledges, assignments, mortgages, security interests and collateral granted by any Borrower entity, Guarantor or any Affiliate of any Borrower entity or Guarantor to or for the benefit of Lender pursuant hereto or any other related documents or instruments shall also secure the Obligations. In addition, all other loans of any type made by Lender to any Borrower entity, Guarantor, or any Affiliate of any Borrower entity or Guarantor shall be cross-collateralized and cross-defaulted.

     14. Use of Proceeds/Margin Stock. Section 6.11 of the Loan Agreement is hereby deleted in its entirety and replaced by the following:

          6.11 Use of Proceeds/Margin Stock6.11UseofProceeds/MarginStock. The proceeds of the Loan will be disbursed only for the following purposes:

               (a) Payment of the Loan Costs (as defined in the Commitment), attorneys fees, closing costs and those amounts set forth in
                    Section 7.1(v) of the Loan Agreement;

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               (b)  Payment  of  all  indebtedness  secured  by  any  prior  and subordinate liens and mortgages encumbering all or any portion of the Collateral, except the Declaration, the remaining Timeshare Documents and the Security Documents (as defined in the Commitment); and

               (c)  To Borrower:

                    (i) To pay marketing, project development, sales and administrative expenses incurred in connection with the marketing and sale of Encumbered Intervals and in connection with the operations for the Resort, for working capital, for future expansion of timeshare development in accordance with plans and projections acceptable to Lender (provided, however, that the use of the proceeds of the Loan for such expansion shall not adversely affect the operations of any of the Resorts), and as provided for under Section 2.1 of the Loan Agreement. Further, the increase in the Loan in the amount of US$3,000,000 will be restricted to capital investments made by Raintree North America Resorts, Inc., a Texas corporation, an Affiliate of Borrower, in that certain resort project located in the City of Cathedral City, State of California, and commonly known as the Cimarron Golf Resort.

                    If the proceeds of any Advance and other monies paid by Borrower to Lender are insufficient to satisfy the costs and liens with respect to Collateral against which an Advance is to be made, or the use of proceeds of the Loan or any Advance varies materially, as determined by Lender in its sole discretion, from the uses described above, Lender shall have no obligation to fund the remainder of the Loan or any further Advances.

     15. Form Request for Advance. Exhibit F to the Loan Agreement is hereby deleted in its entirety and replaced and superceded by Exhibit F attached hereto and incorporated herein by this reference.

     16. Expenses. Contemporaneously with the first Advance of the Loan that occurs on or after the Modification Closing Date (but in no event later than sixty (60) days following the Modification Closing Date), Borrower shall pay all costs and expenses related to the negotiation, documentation, and closing of the subject Loan modification transaction, including but not limited to the costs of title updates, recording and search fees, Lender's attorneys' fees, and all travel and other out-of-pocket expenses reasonably incurred by Lender in connection therewith.

     17. Cooperation; Other Documents and Actions. Borrower and the Guarantor agree to cooperate in good faith with Lender by executing, acknowledging, and/or delivering to Lender such other amendments to the Loan Documents and such title and legal opinions, and other documents and information, and by taking all such other actions, as Lender may request, in its sole discretion, in order properly to document and otherwise effectuate the subject Loan modification transaction.

     18. Special Advance. Borrower and Guarantor acknowledge and agree that Lender's initial advance under this Modification Agreement is the full amount of US$3,000,000 of which $1,400,000 is being used by Borrower and Guarantor for capital investment, with the remaining amount for cash flow on a temporary basis, and is subject to the following conditions:

          a. With respect to that certain Mexican Value Added Tax refund in the amount of approximately US$4,000,000 which Borrower anticipates to collect by no later than March 31, 2001 (the "VAT Refund"), Borrower shall, prior to depositing, cashing or otherwise utilizing the VAT Refund, either (a) provide sufficient evidence to Lender in order to establish that Borrower has invested at least

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               US$1,400,000  in that  certain  Royale  Mirage  resort  owned  by
               Borrower, or (b) segregate at least US$1,400,000 of the VAT Refund in an escrow or other mechanism satisfactory to Lender for purposes of investing in the Royale Mirage resort.

          b. A management agreement and loan amendment for Royale Mirage satisfactory to Lender shall be executed by Guarantor by no later than December 8, 2000.

          c. All sources of payment of interest currently due under the Indenture have been identified and are currently available.

          d. The amendments to the three separate FINOVA Mortgages whereby Lender shall be added as second beneficiary in guaranty shall be executed contemporaneous with this Modification Agreement, and shall be presented to the Land Trustee and notary by no later than December 20, 2000 and recorded in the appropriate real property records immediately thereafter.

          e. Execution of the Lockbox Agreement contemporaneous herewith satisfactory to Lender.

     19.  Additional Collateral and Promissory Notes.

          a. Additional Collateral. By executing this Modification Agreement, Borrower and Guarantor acknowledge and agree that in the event Lender obtains information which establishes that Lender's security interests as second beneficiary in guaranty under the FINOVA Mortgages has decreased in value or is otherwise disputable, Lender reserves the right to obtain a security interest from Borrower and Guarantor in additional collateral, including an assignment of Borrower's beneficial interest under the FINOVA Mortgages.

          b. Promissory Notes. By executing this Modification Agreement, Borrower and Guarantor acknowledge and agree that Lender has reserved the right to require Borrower and Guarantor to execute additional promissory notes (either in the form of the Amended and Restated Note Receivable Promissory Note or in the form of a promissory note with dual jurisdiction enforceable in the United States and Mexico) in order to evidence Borrower's and Guarantor's obligations to Lender under each of the FINOVA Mortgages through which Lender has obtained a second beneficial interest in guaranty.

     20.  Authority.

          a. As of the Modification Closing Date, each Borrower entity (a) is a Mexican limited responsibility corporation with variable capital duly registered, validly existing and in good standing under the laws of Mexico and duly licensed or qualified under the laws of each jurisdiction in which the character or location of the properties owned by it or the business transacted by it requires licensing and qualification, and (b) has all requisite power, corporate or otherwise, to conduct its business and to execute and deliver, and to perform its obligations under, the Loan Documents.

          b. The execution, delivery, and performance by each Borrower entity of this Modification Agreement and all documents and instruments executed by Borrower contemporaneously herewith have been duly authorized by all necessary corporate action by Borrower and do not and will not (i) violate any provision of the Memorandum and Articles of Incorporation of any Borrower entity, or any contract, agreement, statute, ordinance, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect to which any Borrower is a party or is subject; (ii) result in, or require the creation or imposition of, any Lien upon or with respect to any asset of any Borrower other than Liens in favor of Lender; or (iii) result in a breach of, or constitute a default by any Borrower under, any indenture, loan, or credit agreement or any other contract, agreement, document, instrument, or certificate to which Borrower is a party or by which it or any of its assets are bound or affected.

          c. As of the Modification Closing Date, Guarantor (a) is a Nevada corporation duly registered, validly existing and in good standing under the laws of Nevada and the United States and duly licensed or qualified under the laws of each jurisdiction in which the character or location of the properties owned by it or the business transacted by it requires licensing and qualifications, and (b) has all requisite power, corporate or otherwise, to conduct its business and to execute and deliver, and to perform its obligations under, the Loan Documents.

          d. The execution, delivery, and performance by Guarantor of this Modification Agreement and all documents and instruments executed by Guarantor contemporaneously herewith have been duly authorized by all necessary corporate actions by Guarantor and do not and will not (i) violate any provision of the Articles or By-Laws of Guarantor, or any contract, agreement, statute, ordinance, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect to which Guarantor is a party or is subject; (ii) result in, or require the creation or imposition of, any Lien upon or with respect to any asset of Guarantor other than Liens in favor of Lender; or (iii) result in a breach of, or constitute a default by Guarantor under, any indenture, loan, or credit agreement or any other contract, agreement, document, instrument, or certificate to which Guarantor are a party or by which they or any of their assets are bound or affected.

          e. No approval, authorization, order, license, permit, franchise, or consent of, or registration (with the exception of the registration of the Textron Mortgages), declaration, qualification, or filing with, any governmental authority or other Person is required in connection with the execution, delivery, and performance by Borrower or Guarantor of the Loan Agreement, as modified hereby, or any of the other Loan Documents.

          f. This Modification Agreement and the other Loan Documents constitute legal, valid and binding obligations of Borrower and Guarantor, enforceable against Borrower and Guarantor in accordance with their respective terms.

     21.  Miscellaneous.

          a. No Other Changes. Except as expressly set forth herein, each and every term, provision, and condition contained in the Loan Agreement, including all exhibits and schedules thereto and all of Lender's rights and remedies thereunder, shall remain unchanged and in full force and effect following the Modification Closing Date. In the event of any conflict between the provisions hereof and those contained in the Loan Agreement or any of the other Loan Documents, the provisions hereof shall govern and control the parties' respective rights and obligations with respect to the Loan.

          b. Ratification. Borrower and the Guarantor hereby ratify and reaffirm as of the date hereof all covenants, conditions, provisions, representations, and warranties made or contained in the Loan Agreement or any of the other Loan Documents, agree, except as expressly provided herein or in the Amended Guaranty Agreement to the contrary, to be legally bound thereby and to comply fully therewith, and acknowledge Lender's right to enforce such Loan Agreement and other Loan Documents in accordance with the term, provisions, and conditions thereof.

          c. Counterparts. This Modification Agreement may be executed in identical counterparts, each of which shall be deemed an original for any and all purposes and all of which, collectively, shall constitute one and the same instrument.

          d. No Defaults. Borrower and the Guarantor hereby acknowledge and represent that Lender has complied fully with all of its obligations under the Loan Agreement and the other Loan Documents through the date hereof and is not currently in default thereunder.

                   [REMAINDER OF PAGE INTENTIONALLYLEFT BLANK

                       SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Modification Agreement to be duly executed and delivered as of the date first above written.

BORROWER:

WITNESS:                            CR Resorts Cancun, S. de R.L. de C.V.,
                                    a     Mexican     limited     responsibility
                                    corporation     with     variable  capital


/s/ Brian Tucker                           By:/s/ John McCArthy
---------------                            ------------------------
 Witness                                    Name: John McCarthy
                                            Its:  President

                                                                          [SEAL]

WITNESS:                            CR Resorts Los Cabos,  S. de R.L. de C.V.,
                                    a     Mexican     limited     responsibility
                                    corporation     with     variable  capital

/s/ Brian Tucker                           By:/s/ John McCArthy
---------------                            ------------------------
 Witness                                    Name: John McCarthy
                                            Its:  President


                                                                          [SEAL]

WITNESS:                  CR  Resorts  Puerto  Vallarta,  S.  de R.L.  de  C.V.,
                                   a     Mexican     limited     responsibility
                                    corporation     with     variable  capital

/s/ Brian Tucker                           By:/s/ John McCArthy
---------------                            ------------------------
 Witness                                    Name: John McCarthy
                                            Its:  President



                                                                          [SEAL]
WITNESS:                              Corporacion  Mexitur,  S. de R.L. de C.V.,
                                    a     Mexican     limited     responsibility
                                    corporation     with     variable  capital

/s/ Brian Tucker                           By:/s/ John McCArthy
---------------                            ------------------------
 Witness                                    Name: John McCarthy
                                            Its:  President

                                                                          [SEAL]
WITNESS:                           Cancun  Timeshare  Trust, S. de R.L. de C.V.,
                                   a     Mexican     limited     responsibility
                                    corporation     with     variable  capital

/s/ Brian Tucker                           By:/s/ John McCArthy
---------------                            ------------------------
 Witness                                    Name: John McCarthy
                                            Its:  President



                                                                          [SEAL]
WITNESS:                CR Resorts Cabos  Timeshare  Trust,  S. de R.L. de C.V.,
                                    a     Mexican     limited     responsibility
                                      corporation     with     variable  capital

/s/ Brian Tucker                           By:/s/ John McCArthy
---------------                            ------------------------
 Witness                                    Name: John McCarthy
                                            Its:  President



                                                                          [SEAL]
WITNESS:               CR RESORTS Puerto  Vallarta  Timeshare  Trust  S. de R.L.
                                   a     Mexican     limited     responsibility
                                      corporation     with     variable  capital

/s/ Brian Tucker                           By:/s/ John McCArthy
---------------                            ------------------------
 Witness                                    Name: John McCarthy
                                            Its:  President

                                                                          [SEAL]



LENDER:

                                               TEXTRON FINANCIAL CORPORATION,
                                                 a Delaware corporation

                                          By:/s/ Donald T. Thiesen
---------------                            ------------------------
 Witness                                    Name: Donald T. Thiesen
                                            Its: Vice  President
                                                                      [SEAL]


GUARANTOR:                                 Raintree Resorts International, Inc.,
                                            a Nevada corporation

 /s/ John McCarthy                           By:/s/ Brian Tucker
---------------                            ------------------------
 Witness                                    Name: Brian Tucker
                                            Its: Sr VP Development

                                                                          [SEAL]

                                    EXHIBIT F

                    FORM OF REQUEST FOR ADVANCE (RECEIVABLES)